UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 18, 2005
                                                           --------------

                              JACK IN THE BOX INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                     1-9390                     95-2698708
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(State or other jurisdiction    (Commission File             (I.R.S. Employer
      of incorporation)              Number)              Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                                 92123
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(Address of principal executive offices)                        (Zip Code)


                                 (858) 571-2121
                                -----------------
              (Registrant's telephone number, including area code)

                                       N/A
                                      -----
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

     On May 18, 2005, Jack in the Box Inc. issued a press release furnished as
Exhibit 99.1, announcing the company's second-quarter results and third-quarter guidance and updating its fiscal 2005 forecast.

     In the press release, Jack in the Box Inc. has provided earnings per share excluding certain items in addition to earnings per share determined in accordance with generally accepted accounting principles (GAAP). The certain items were 1) the impact of the 53rd week of operations in the company's fiscal year 2004 (3 cents) and 2) charges relating to the company's refinancing of its credit facility during fiscal year 2004 (15 cents). Use of the non-GAAP financial measure facilitates comparison to prior periods, and to fiscal 2005 which is a 52- week fiscal year, and to the results of the company's competitors. Earnings per share excluding certain items should not be considered a substitute for earnings per share determined in accordance with GAAP.

     Jack in the Box Inc. will conduct a conference call on May 18, 2005, at 8:30 a.m. PDT to review Jack in the Box Inc. second-quarter results and guidance for the third quarter and fiscal 2005. Investors can hear this conference call live by visiting the Jack in the Box Inc. home page at www.jackinthebox.com. Access the Jack in the Box Inc. home page at least 15 minutes prior to the call in order to download and install any necessary audio software. For a limited time, investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.


Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS;
          -------------------------------------------------------------------
          APPOINTMENT OF PRINCIPAL OFFICERS
          ---------------------------------

     On May 18, 2005, Jack in the Box Inc. announced the promotion of Paul L. Schultz to president and chief operating officer, and chief financial officer Jerry P. Rebel to executive vice president; both promotions to be effective October 3, 2005.

     Mr. Schultz, 51, is currently executive vice president of operations and franchising. A 32-year veteran with Jack in the Box Inc., Mr. Schultz joined the company in 1973 as a Jack in the Box restaurant employee. He has held a variety of positions of increasing responsibility, including restaurant manager, district manager, regional manager, divisional operations vice president and vice president of domestic franchising.

     Mr. Rebel, 47, is currently senior vice president and chief financial officer. Mr. Rebel joined Jack in the Box Inc. in 2003 as vice president and controller and became senior vice president and chief financial officer January 24, 2005. Mr. Rebel has more than 20 years of finance experience in various capacities with several large retail organizations. Before joining Jack in the Box Inc., he was vice president and controller for Fleming Companies, a publicly held food distributor and retailer.

     The press release regarding these events is attached hereto as Exhibit 99.2

     Jack in the Box Inc. corporate governance principles and practices state that a director should offer to resign upon a change in his or her principal employment. Anne Gust offered to resign in connection with her decision to leave her position as chief administrative officer and chief compliance officer of Gap Inc. on May 13, 2005. Under the corporate governance principles and practices the Nominating and Governance Committee may exercise its discretion to accept or reject such an offer of resignation and, in this instance, the Nominating and Governance Committee declined Ms. Gust's offer to resign.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

(C)  EXHIBITS
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The following exhibits are furnished with this Report:

          Exhibit No.   Description

             99.1       Press Release of Jack in the Box Inc. dated May 18, 2005
             99.2       Press Release of Jack in the Box Inc. dated May 18, 2005

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               JACK IN THE BOX INC.


                                               By: /s/ JERRY P. REBEL
                                                   ------------------
                                                   Jerry P. Rebel
                                                   Senior Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)

                                                   Date: May 18, 2005